Powering a Trillion-Dollar Shift in Mobility & Intelligence Factorial Inc. Solid-State Batteries for Transportation, Defense, & Robotics Investor Presentation | August 11, 2026

2 Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements”. Forward-looking statements herein generally relate to future events or the future financial or operating performance of Factorial Energy Inc. (“Factorial”, the “Company,” “we,” “us,” or “our”). For example, the Company’s business plan and other projections concerning key performance metrics or milestones are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “ may,”“ should,”“ expect,”“ intend,”“ will,” “estimate,”“ anticipate,”“ believe,”“ predict,” “project,” “target,” “plan” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and subject to material change. Our business is subject to many risks and uncertainties, including without limitation: • The development of batteries is complex and the timing of development cannot be assured. Delays in the development of Factorial’s batteries could adversely affect Factorial’s business and prospects. • Factorial is an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses from operations. • Factorial’s business plan has yet to be tested, and Factorial may not succeed in executing on its strategic plans, including commercialization. • Factorial will need substantial additional capital in the future to fund its business and may be unable to meet its future capital requirements, impairing its financial position and results of operations. • Factorial’s ability to manufacture its batteries at scale depends on its ability to design, engineer, build, operate and staff its facilities successfully, to obtain third party manufacturing capacity and expertise, or to partner with manufacturers through joint manufacturing arrangements and Factorial may need to sell its products at a loss before reaching economies of scale. • Factorial relies on, and will continue to rely on, complex equipment for its operations. This equipment, and manufacturing generally, creates a significant degree of risk and uncertainty in terms of operational performance and costs. • Factorial may not be able to establish new, or maintain existing, supply relationships for necessary raw materials, components or equipment or may be required to pay costs for raw materials, components or equipment that are more expensive than anticipated, which could delay the introduction of its products and negatively impact their business and ability to generate revenue and profits. • Certain components of Factorial batteries pose safety risks that may cause injury or death. Factorial may be subject to financial and reputational risks due to product recalls and product liability claims, and it could face substantial liabilities that exceed its resources. • Factorial’s future growth and success depend in part on its ability to grow its customer base and effectively sell to a wide variety of customers. Failure to grow Factorial’s customer base would adversely affect its business and prospects. • Factorial’s business depends substantially on the continuing efforts of its senior executives and other key personnel as well as the ability to attract, train, and retain highly skilled employees and key personnel. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Other factors, such as general economic conditions and geopolitical events also may have an effect on the results of our operations. For a more complete description of the risks noted above and other risks that could cause our actual results to differ from our current expectations, see “Risk Factors” in our filings with the Securities and Exchange Commission. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this presentation. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Third Party Information Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and the Company cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness Disclaimer

3 • World-leading solid-state battery developer • IP-protected technology o Increases energy density by up to 80% o Reduces weight by up to 50% • Marquee partners, shareholders, & customers • Products validated, delivered, & in active road and flight tests • US headquartered • Public company since June 2026, following business combination with Cartesian Growth Corporation III (Nasdaq: FAC) A Compelling Opportunity 150+ Patents and Applications Source: Company 2023 2023, 20252024, 2025 2025

Early adoption in defense & robotics Accelerates e-mobility adoption Sets new standards & catalyzes innovation Enables energy storage penetration Reduces $/kWh Drives battery volume Our Opportunity 4

5 The World Runs on Batteries • Global battery demand growing exponentially – in 2024, surpassed 1 Terawatt hour • Growth, innovation, & new applications expected to push demand to 5 Terawatt hours in 5 years 5x growth 2025 2030 1TWh 5TWh 2015 Source: IEA, RMI, McKinsey & Company

6 But Conventional Li-ion Batteries Are Reaching Their Limits E n e rg y d e n s it y (W h / l) Lithium-ion Cell Energy Density Over Time Source: derived from Energy & Environmental Science

Our Solutions 7

8 Our Solid-State Solutions Increase Energy Density by up to 80% FEST® High Power Solid-State Current Liquid Li-Ion Solstice™ High Cycle All-Solid-State Energy Density (Wh/kg) = 50Wh/kg Anode Current Collector Cathode Cathode Current Collector Separator Anode Anode Current Collector Anode FEST® Cathode Cathode Current Collector Anode Current Collector Solstice™ Cathode Cathode Current Collector Anode-free Source: Company

9 Validated Technology with Multi-Sector Scalability Immediate High Spec Applications* ~$2-5 billion Industry Validation Anchors Growth in EV $200+ billion The New Standard of Global Battery Industry Source: Prophecy Market Insights, Drone Battery Market, Company *: Assuming ~10-15% market share for All-Solid-State-Batteries by 2030 and a sales price of $150/kWh for high-spec applications Validated through global automotive partners High performance drones, robotics and super cars

10 NYSE American: KULR: Signed MOU Signed MOU + Strategic Alliance Agreement Signed MOU Photo credit: Avidrone Factorial partnerships span global integrator network to power commercial, industrial and defense UAS • Avidrone Aerospace: Up to 80% more energy dense • Tulip Tech: Initial flight testing demonstrated more than 30% longer range than traditional lithium-ion batteries 3 Continent Integrator Network

Proven in the sky: July 2026 flight milestones under real world conditions

Successful validation of Factorial's lithium-metal platform with defense and industry partners

+30%

longer flight range.

521 min

world record flight duration.

-20%

less weight, without any engineering optimization

483 km

Or 300 mi in one mission.

TULIP   KULR   TITAN DYNAMICS

Sources: Factorial via GlobeNewswire & DroneLife (Jul 2026); Factorial & Titan Dynamics vis LinkedIn: World-endurance record at 3rd Game of Drones / DCMA.

IQT: A Unique Investor to Factorial in the National Security Supply Chain

iqt Stated Mission:

Be the premier partner trusted to identify, evaluate, and leverage emerging commercial technologies for the U.S. national security community and America's allies

Why IQT Matters to Factorial and Our Investors

- Founded in 1999 by the CIA as an independent, not-for-profit **strategic investment firm**
- One of the **most trusted leaders in accelerating technologies** from the private to the public sector to advance national security interests of America and its allies
- Developed many enduring strategic relationships and has worked with over a dozen different U.S. government partners, as well as with the United Kingdom and Australia
- IQT has spent a quarter of a century building special expertise to **help companies adapt their highly innovative products** to ultimately:
  - Maximize mission impact for key government partners
  - Enhance the companies' commercial success

Key IQT Highlight

500+
Portfolio Technologies Transitioned to Government Partners

25+
Years Delivering Mission Impact

800+
Investments, Including 50+ Companies Now Valued Over $1B

3,000+
Co-Investors Have Worked With IQT

Factorial

Source: IQT Website 12

13

• First automotive integration of solid-state battery technology in North America • Road testing underway to validate performance, safety, and reliability under real-world conditions • Built on previous validation of FEST® cells displaying • Marks a key milestone in advancing SSB technology toward market readiness • First vehicle integrated on STLA Large platform 14 Dodge Charger Daytona – First Development Vehicle in Demonstration Fleet Stellantis Road Testing Underway Source: Stellantis Fast charging 15 – 90% in 18 minutes High energy density 375 Wh/kg Robust temp range -30 °C – 45 °C

2024 Market Share by EV Sales (US and Europe) Backed by Industry Giants. Built for Global Scale. Additional Industry Partners (Supply Agreement, MoU or Investment) *EV sales include Battery EV, Hybrid EV, Plug-in Hybrid EV; Source: Company 15 Driving business resilience through localization and diversification Factorial’s partners market share 26% Total units in US & Europe 4.4M Global Top 10 Auto OEM Global Top 10 Auto OEM

16 Proven by Automotive, Scaling through Defense, AI, & Robotics – Our Technology Multiplies Addressable Markets Defense & Aviation Unmanned aerial & sub-sea drones & ground vehicles AI-Computing & Robotics Factory automation, robotics, & consumer Energy Storage Data centers, off-grid energy storage & critical infrastructure Space & Aircraft General aviation, space, & high- endurance intelligence systems Immediate revenue through high-margin applications Long-term scale in future growth markets beyond EV

17 Our Business Model

18 Capital Light: Commercialization Path Business Model Design & Engineering Manufacturing Existing In-House Capacity Contract Manufacturers Industrial Partners Customers High Spec Customers Automotive OEMs Joint Manufacturing Model Overview • IP License • Material Supply • Technology Engineering Services

Capital Light: FEST® Utilizes 80% of Conventional Li-Ion Equipment

Below illustrates FEST® for lithium metal anode cells. FEST® cells with silicon or graphite anodes have even greater compatibility with conventional production.



Production Process
Electrode Manufacturing
Cell Assembly
Cell Finishing
Process Steps
Mixing
Coating & Drying
Calendaring
Slitting & Notching
Vacuum Drying
Stacking
Tab welding
Alignment check
Pouch insertion
Electrolyte filling
Formation
Ageing
Inspection
Li-Ion Process
Cathode
Anode
Stack
Cell
Factorial Process
FEST® uses conventional Li-Ion cathode processes and equipment
FEST® uses conventional Li-Ion cell assembly and cell finishing equipment and processes
Key Differences
Avoids anode mixing, coating, and vacuum drying
Factorial proprietary process
Factorial equipment for anode
Factorial proprietary process
Slightly modified equipment
Factorial proprietary process
Slightly modified equipment

Factorial

Source: Company 19

20 Our Leadership Team & Industry Leadership

21 Jason Duva General Counsel VP Government Relations Siyu Huang, Ph.D./M.B.A. Founder & CEO, Board Director Alex Yu, Ph.D. Founder & CTO, Board Director Raimund Koerver, Ph.D. SVP, Commercial Joe Taylor Executive Chairman of the Board Former Chairman / CEO of Panasonic North America Héctor D. Abruña Founder and Senior Advisor Professor Chemistry, Cornell University Uwe Keller Board Member Head of Battery Development John Nelson Board Member CEO, Financial Services Dieter Zetsche Investor & Board Member Former Chairman, Board of Daimler AG and Head of Mercedes-Benz Cars Liad Meidar Board Member Founder & Managing Partner Founders & Management Board Members & Senior Advisors Richard Wei Chief Financial Officer Backed by a board and senior advisors with decades of experience in battery and automotive innovation and reinforced by vertical expertise across business strategy and technology development Building a Visionary Team Jay Scuteri VP, Finance

22 Our Industry Leadership: A Track Record of Firsts Q2 2021 Q2 2023 First UN 38.3 certification (100+Ah) lithium solid- state battery cell Q1 2025 First vehicle powered by lithium-metal solid-state cells (Mercedes- Benz) Q1 2026 First announced solid-state battery production program in the U.S. for passenger vehicles (Karma) Q1 2023 First 100+Ah solid-state battery cell (Stellantis) Q2 2024 First solid-state cell B- sample to a global OEM (Mercedes-Benz) Q3 2025 First 1,200+ km drive on a single charge powered by solid-state cells (Mercedes- Benz) Q2 2026 Partnership with top integrators across three continents for drone systems First automotive-sized solid-state battery cell that operates at room temperature Q2 2026 First demo vehicle with solid-state in Stellantis fleet

Conclusion 23

A Singular Company, An Unmatched Opportunity


Factorial

1. Market Tailwinds: Electrification, AI, & national security driving a global race for high-performance energy
2. Superior Technology: Higher performance & lower total cost of ownership, compatible with today's gigafactory lines
3. Validated in the Real World: Cells road tested by OEM fleet, proving consistency & readiness for scale
4. Capital Light Growth Model: Leverages partner capex for expansion with high-margin, IP-driven economics
5. Blue Chip Partnerships: Co-developed with Mercedes-Benz, Stellantis, Hyundai, & Kia; broad supplier partnership
6. Continuous Innovation: From materials to cell to AI-based intelligence sustain long-term performance edge
7. Elite Team, Prime Timing: Industry-leading experts executing at inflection point of the solid-state revolution

Factorial
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Appendix 25

We Create Value for OEMs & Customers

Factorial Solid-State Batteries

Up to 80% more gravimetric energy density than conventional

Up to 50% more volumetric energy density than conventional

Vehicle Improvement

20% lighter for same energy

Demonstrated 50% longer driving range

More miles per charge minute

Value Creation

~$1,000	from weight reduction
~$1,000	from energy density improvement
~$1,500	from faster charging
$3,500	per vehicle

Source: Company, Analysis by OEMs

Factorial

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27 Massachusetts, USA Headquarters Advanced Solstice™ R&D lab Sales and Operations FEST® pilot development and testing US-Technology for Critical Infrastructure with a Global Vision Cheonan, South Korea Prototype production and line validation for FEST® Local supply chain

Proven Manufacturing 28 • Manufacturing Validation: >85% yield achieved for assembly and formation • Cost efficiency: High yield from pilot line not only validates high compatibility with Li-ion batteries equipment but enables production cost efficiency • Quality Assurance: IATF16949 certified* • Safety: ISO45001** certified *an international standard for automotive quality management systems. **International standard that specifies requirements for an occupational health and safety (OH&S) management system

Factorial Secures Investment From IQT and Leading Strategic Partners 29 New investment helps drive solid-state battery expansion into Unmanned Aerial Vehicles (UAVs) and Robotics • Investments from In-Q-Tel (“IQT”), Philenergy, and POSCO Future M to advance our solid-state battery commercialization • Important step in building out Factorial’s access to government partners as well as our supply chain ecosystem • Demonstrates progress towards deployment across multiple end markets including drones and mobile robotics Strategic Investor Leading Battery Factory Supplier Leading Battery Materials Supplier

30 • Launch of the first solid-state battery production program in the United States for retail passenger vehicles • Karma Kaveya, a high-performance ultra- luxury super car delivering over 1,000 horsepower and top speed in excess of 200 mph • Factorial’s FEST® solid-state battery technology enables higher performance through a high-energy electrolyte system designed to support extended driving range First Solid-State Production Program in the U.S. for Passenger Vehicles Source: Karma, Business Wire

Positioned to Win

Factorial®		QuantumScape
4 **4***	Announced Aerospace partners Announced Auto OEM partners*	**0** **2***
100+Ah  Factorial	Product size released	**~5Ah** 
1,205 km record drive by Mercedes EQS completed from Stuttgart to Malmö September 2025	Real-world driving demonstration	Ducati Motorcycle September 2025
3	Product portfolios validated by OEMs	**1**
Technology license + engineering services + materials	Business Model	Technology license + development + manufacturing
$1.3 bn (as of June 2026)	Valuation	**~$4-5 bn** (spot market cap. Jun. 2026)
More than **30%** longer range	Demonstrated flight test	**None**

*: Publicly disclosed partnership, not including undisclosed names; Source: Company, QuantumScape

Factorial
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